EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION

   1.    NAME:                Baystar Capital Management, LLC

         ADDRESS:             80 East Sir Francis Drake Blvd., Suite 2B
                              Larkspur, CA 94939

         DESIGNATED FILER:    Baystar Capital II, L.P.

         ISSUER &
         TICKER SYMBOL:       The SCO Group, Inc. (SCOX)

         DATE OF EVENT
         REQUIRING STATEMENT: 11/01/04



         SIGNATURE:  By: /s/ Lawrence Goldfarb
                         Name: Lawrence Goldfarb
                         Title: Managing Member


   2.    NAME:                Lawrence Goldfarb

         ADDRESS:             c/o Baystar Capital Management, LLC
                              80 East Sir Francis Drake Blvd., Suite 2B
                              Larkspur, CA 94939

         DESIGNATED FILER:    Baystar Capital II, L.P.

         ISSUER &
         TICKER SYMBOL:       The SCO Group, Inc. (SCOX)

         DATE OF EVENT
         REQUIRING STATEMENT: 11/01/04



         SIGNATURE:           /s/ Lawrence Goldfarb




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   3.    NAME: Steven M. Lamar

         ADDRESS:             c/o Baystar Capital Management, LLC
                              80 East Sir Francis Drake Blvd., Suite 2B
                              Larkspur, CA 94939

         DESIGNATED FILER:    Baystar Capital II, L.P.

         ISSUER &
         TICKER SYMBOL:       The SCO Group, Inc. (SCOX)

         DATE OF EVENT
         REQUIRING STATEMENT: 11/01/04



         SIGNATURE:           /s/ Steven M. Lamar


   4. NAME: Steven Derby

         ADDRESS:             53 Forest Avenue, 2nd Floor
                              Old Greenwich, CT 06870

         DESIGNATED FILER:    Baystar Capital II, L.P.

         ISSUER &
         TICKER SYMBOL:       The SCO Group, Inc. (SCOX)

         DATE OF EVENT
         REQUIRING STATEMENT: 11/01/04



         SIGNATURE:           /s/ Steven Derby


*  BY:  BAYSTAR CAPITAL II, L.P.

        By:  Baystar Capital Management, LLC, its General Partner


              By: /s/ Lawrence Goldfarb
                  Name: Lawrence Goldfarb
                  Title: Managing Member